LOOMIS SAYLES INTERNATIONAL EQUITY FUND

  SUPPLEMENT DATED AUGUST 26, 2004 TO CDC NVEST EQUITY FUNDS CLASSES A, B AND C
             AND CLASS Y PROSPECTUSES EACH DATED FEBRUARY 1, 2004,
                  EACH AS MAY BE SUPPLEMENTED FROM TIME TO TIME

On August 20, 2004, the Board of Trustees (the "Board") of Loomis Sayles Funds II (the "Trust") approved the replacement of Loomis, Sayles & Company, L.P. ("Loomis Sayles") as adviser to the Loomis Sayles International Equity Fund (the "Fund") with CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") as adviser and Hansberger Global Investors, Inc. ("Hansberger") as subadviser. In connection with this change, the Board approved an interim advisory agreement between the Trust, on behalf of the Fund, and CDC IXIS Advisers and an interim subadvisory agreement among the Trust, on behalf of the Fund, CDC IXIS Advisers and Hansberger. The Board also approved a new advisory agreement between the Trust, on behalf of the Fund, and CDC IXIS Advisers and a new subadvisory agreement among the Trust, on behalf of the Fund, CDC IXIS Advisers and Hansberger (together, the "New Agreements"). The New Agreements will not take effect unless approved by the Fund's shareholders. The interim advisory and subadvisory agreements are effective August 26, 2004 and will continue in effect for a maximum of 150 days but may terminate sooner if shareholders of the Fund approve the New Agreements. The Board also approved the termination of the current advisory agreement with Loomis Sayles, effective at the close of business on August 25, 2004. The Board also approved an interim change in the Fund's name to "CDC IXIS International Equity Fund" effective August 26, 2004.

At a special meeting in September, the Board will consider various matters related to the submission to shareholders of the proposal that Hansberger become the permanent subadviser to the Fund, including record date and meeting dates for a special meeting at which shareholders of the Fund will be asked to approve the New Agreements. If those events occur as expected, shareholders will receive a proxy statement and proxy soliciting their approval of the New Agreements.

The advisory fees payable by the Fund will not change as a result of the transition of asset management. Under the interim subadvisory agreement, Hansberger will assume portfolio management responsibility for the Fund under the oversight of CDC IXIS Advisers. The subadvisory fee will be borne by CDC IXIS Advisers and not the Fund. The overall advisory fee rate payable by the Fund to CDC IXIS Advisers under the interim advisory agreement is 0.75%, the same rate that was payable to Loomis Sayles.

PROSPECTUS CHANGES

EFFECTIVE AUGUST 26, 2004, ALL REFERENCES TO LOOMIS, SAYLES & COMPANY, L.P. ("LOOMIS SAYLES") IN THE SECTION ENTITLED "GOALS, STRATEGIES AND RISKS" ARE REPLACED WITH HANSBERGER GLOBAL INVESTORS, INC. ("HANSBERGER") WITH RESPECT TO THE FUND.

IN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER" THE FOLLOWING TEXT IS ADDED WITH RESPECT TO THE FUND.

CDC IXIS ADVISERS, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Fund. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is part of an international Asset Management Group based in Paris, France. The Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. CDC IXIS Asset Management North America has 15 principal subsidiary or affiliated asset management firms that collectively had $161 billion in assets under management at June 30, 2004. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided  to  the  Fund.  It  also  provides  general  business  management  and administration to the Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Fund. Hansberger makes the investment decisions for the Fund.

HANSBERGER, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as a subadviser to the Fund. Hansberger also serves as a subadviser to the Hansberger International Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $4.5 billion in assets as of June 30, 2004, and specializes in global investing, managing separate portfolios and institutional mutual funds.

IN THE SECTION ENTITLED "MEET THE FUNDS' PORTFOLIO MANAGERS," THE FOLLOWING TEXT REPLACES THE INFORMATION FOR LOOMIS SAYLES WITH RESPECT TO THE FUND.

BARRY A. LOCKHART

Barry A. Lockhart is a co-manager of the Fund. He also co-manages the Hansberger International Fund and other Hansberger mutual funds. Mr. Lockhart, Senior Vice President - Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Honours Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

PATRICK H. TAN

Patrick H. Tan is a co-manager of the Fund. He also co-manages the Hansberger International Fund. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has six years of investment-related experience.

THOMAS R.H. TIBBLES

Thomas R.H. Tibbles is a co-manager of the Fund. He has served as leader of the management team for the Hansberger International Fund since August 2004. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 17 years of investment management experience.

                                                                      SP240-0804